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                                                                    EXHIBIT 24.1

                           MONTPELIER RE HOLDINGS LTD.

                      POWER OF ATTORNEY FOR FORM S-3 FILING

     KNOW ALL MEN by these presents, that John J. (Jack) Byrne does hereby make, constitute and appoint Anthony Taylor and Thomas George Story Busher, and each of them, as true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the registration statement on Form S-3 of Montpelier Re Holdings Ltd. with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission; such registration statement and each such amendment or document to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney-in-fact, or to such person or persons as in any case may be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in and about the premises as fully and to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed these presents this 4th day of February 2004.


                                               /s/ John J. (Jack) Byrne
                                               ---------------------------------
                                                               (Signature)